UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2008

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 5, 2008, The Wet Seal, Inc. (the “Company”) issued a press release announcing the resignation of Gregory Gemette as President of Merchandise of the Arden B division effective immediately. The Company also announced that it has engaged Sharon Hughes to serve as chief merchandise officer for Arden B.

A copy of the Company’s press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.
99.1	Press release, dated February 5, 2008, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC.

(Registrant)

Date: February 7, 2008	By:	/s/ Steven Benrubi

-----------------------------------

Name:	Steven Benrubi
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT

NUMBER	DESCRIPTION

99.1	Press release, dated February 5, 2008, issued by the Company.